Pittston Minerals Group
                          Reports Third Quarter Results

     Richmond, VA - October 23, 1997 - Pittston Minerals Group reported net income of $1.0 million, or $.02 per share (primary and fully diluted), in the third quarter ended September 30, 1997. A year earlier, net income was $2.5 million, or $.25 per fully diluted share ($.33 primary). Through the first nine months of 1997, net income was $.8 million, compared to $8.2 million in the same period a year ago. After preferred dividends, the 1997 year-to-date loss per share was $.23 (primary and fully diluted) compared to earnings of $.82 per fully diluted share ($.94 primary), in the 1996 period.

Pittston Coal Company
     The coal segment's operating profit was $2.6 million in the third quarter compared to $5.4 million in the same period in 1996. Third quarter coal sales volume was 4.9 million tons compared to 5.8 million tons in the prior year quarter. Steam and metallurgical coal sales amounted to 3.0 million and 1.9 million tons compared to 3.8 million and 2.0 million tons, respectively, in last year's third quarter. Coal production totaled 4.3 million tons in the quarter, up from 4.1 million tons a year earlier. Surface production accounted for 62% of total production compared to 69% in the third quarter of 1996. Coal margins for the quarter and year-to-date were $2.52 and $2.26 per ton, respectively compared to $2.45 and $1.84 per ton in 1996.

     A realignment of coal's operating units was undertaken in the quarter to bring more focus to the metallurgical and steam coal business units. The realignment, which streamlines the two business units, is expected to help reduce future costs.

Pittston Mineral Ventures
     Pittston Mineral Ventures (PMV) reported a $0.3 million operating loss in the third quarter, the same as a year earlier. The Stawell gold mine in western Victoria, Australia, in which PMV has a 67% direct and indirect interest, produced approximately 23,000 ounces of gold in the third quarter compared to approximately 21,500 ounces in the prior year quarter. The average cash cost per ounce sold was US $263 in the third quarter of 1997 compared to US $319 in the prior year quarter due in large part to lower mining operating expenses. PMV's year-to-date operating loss was $2.1 million compared to an operating profit of $1.4 million for the first nine months of 1996.

     The current quarter's results include a write-off of $1.0 million (PMV's share) of the capital cost of a new ventilation shaft which collapsed, during construction, in the second quarter. Operations at Stawell returned to near normal levels in the third quarter.

     The Silver Swan nickel mine continues to operate according to expectations. Delays in concentrate shipments due to problems at the customer's smelter have deferred the anticipated positive financial impact from this operation. These problems have now been rectified, and a regular shipping schedule is anticipated beginning in the fourth quarter. PMV is continuing gold exploration projects in Nevada and Australia with its joint venture partner.

Financial - Consolidated

     The Pittston Company (the "Company") reported consolidated revenues of $870.5 million in the third quarter ended September 30, 1997 compared to $782.4 million for the comparable period in 1996. Net income was $36.3 million compared to $29.2 million in the prior year's quarter. For the first nine months of 1997, consolidated revenues were $2,478 million and net income was $72.3 million. A year ago, consolidated revenues for the nine month period were $2,271 million and net income was $73.1 million. Consolidated cash flow from operating activities totaled $136.0 million for the nine months ended September 30, 1997. Total debt at September 30, 1997 was $313.2 million. In July, The Pittston Company's corporate credit and senior unsecured ratings were raised to 'BBB' by Standard & Poor's.

     During the quarter the Company purchased 1,515 shares of its Series C Convertible Preferred Stock and 200,200 shares of Pittston Burlington Group Common Stock at a total cost of $.6 million and $4.8 million, respectively. The Company has remaining authority to purchase over time 1 million shares of Pittston Minerals Group Common Stock, 1.1 million shares of Pittston Brink's Group Common Stock, 1.1 million shares of Pittston Burlington Group Common Stock and an additional $24.4 million of the Pittston Company Series C Convertible Preferred Stock.

                               * * * * * * * * * *

     Pittston Minerals Group Common Stock (NYSE-PZM), Pittston Brink's Group Common Stock (NYSE-PZB) and Pittston Burlington Group Common Stock (NYSE-PZX) represent the three classes of common stock of The Pittston Company, a diversified company with interests in mining and minerals exploration through Pittston Coal Company and Pittston Mineral Ventures (Pittston Minerals Group), security services through Brink's, Incorporated and Brink's Home Security, Inc. (Pittston Brink's Group) and global freight transportation and logistics management services through BAX Global Inc. (Pittston Burlington Group). Copies of the Pittston Brink's Group and Pittston Burlington Group earnings releases are available upon request.

                                                  Pittston Minerals Group
                                               Supplemental Financial Data
                                                        (Unaudited)

                                                   PITTSTON COAL COMPANY

                                                                        Three Months                           Nine Months
                                                                  Ended September 30                    Ended September 30
(In thousands)                                               1997               1996                1997              1996
---------------------------------------------------------------------------------------------------------------------------


Net sales                                            $    145,616            172,603             454,282           507,967
Operating profit                                     $      2,640              5,393               7,495            14,960

COAL SALES (Tons)
Metallurgical                                               1,863              1,979               5,577             5,978
Utility and industrial                                      3,046              3,837               9,569            11,240
---------------------------------------------------------------------------------------------------------------------------

Total coal sales                                            4,909              5,816              15,146            17,218
---------------------------------------------------------------------------------------------------------------------------


PRODUCTION/PURCHASED (Tons)
Deep                                                        1,320                924               3,746             2,977
Surface                                                     2,594              2,764               7,991             8,351
Contract                                                      352                408               1,090             1,261
---------------------------------------------------------------------------------------------------------------------------

                                                            4,266              4,096              12,827            12,589
Purchased                                                     769              1,380               3,072             4,365
---------------------------------------------------------------------------------------------------------------------------

Total                                                       5,035              5,476              15,899            16,954
---------------------------------------------------------------------------------------------------------------------------



                                                                        Three Months                           Nine Months
                                                                  Ended September 30                    Ended September 30
(In thousands)                                               1997               1996                1997              1996
--------------------------------------------------------------------------------------------------------------------------


Net coal sales (a)                                   $    143,958            170,301             447,959          502,759
Current production cost
   of coal sold (a)                                       131,591            156,027             413,717           471,050
--------------------------------------------------------------------------------------------------------------------------

Coal margin                                                12,367             14,274              34,242            31,709
Non-coal margin                                               436                620               1,681             1,476
Other operating income, net                                 2,320              2,026               8,103           10,930
--------------------------------------------------------------------------------------------------------------------------

Margin and other income                                    15,123             16,920              44,026           44,115
--------------------------------------------------------------------------------------------------------------------------

Other costs and expenses:
   Idle equipment and closed mines                            623                266               1,180              729
   Inactive employee cost                                   6,851              6,275              20,631            20,758
   Selling, general and
     administrative expenses                                5,009              4,986              14,720            15,478
--------------------------------------------------------------------------------------------------------------------------

Total other costs and expenses                             12,483             11,527              36,531           36,965
--------------------------------------------------------------------------------------------------------------------------

Operating profit (before
   restructuring and other
   credits and SFAS 121) (b)                         $      2,640              5,393               7,495             7,150
--------------------------------------------------------------------------------------------------------------------------

Coal margin per ton:
   Realization                                       $      29.33              29.28               29.58             29.20
   Current production costs                                 26.81              26.83               27.32             27.36
--------------------------------------------------------------------------------------------------------------------------

Coal margin                                          $       2.52               2.45                2.26              1.84
--------------------------------------------------------------------------------------------------------------------------


(a)  Excludes non-coal components.
(b) Restructuring and other credits in the nine months ended September 30, 1996 consist of an impairment loss related to the adoption of SFAS No. 121 of $29,948 ($26,312 in cost of sales and $3,636 in selling, general and administrative expenses), a gain from the settlement of the Evergreen Case of $35,650 and a benefit from excess restructuring liabilities of $2,108. Both the gain from the Evergreen Case and the benefit from excess restructuring liabilities are included in the operating profit of the Pittston Coal Company as "Restructuring and other credits, including litigation accrual".

                                             PITTSTON MINERAL VENTURES COMPANY
                                                        (Unaudited)



                                                                    Three Months                               Nine Months
(In thousands, except                                         Ended September 30                        Ended September 30
ounce and per ounce data)                                1997               1996                    1997              1996
---------------------------------------------------------------------------------------------------------------------------


Stawell Gold Mine:
   Gold sales                                     $     5,396              4,566                  13,395           14,671
   Other (expense) revenue                                (14)                26                      16               77
-------------------------------------------------------------------------------------------------------------------------

Net sales                                               5,382              4,592                  13,411           14,748

Cost of sales (a)                                       4,021              3,657                  11,319           10,761
Selling, general and
   administrative expenses (a)                            331                323                   1,010              857
-------------------------------------------------------------------------------------------------------------------------

Total costs and expenses                                4,352              3,980                  12,329           11,618
-------------------------------------------------------------------------------------------------------------------------

Operating profit - Stawell
   Gold Mine                                            1,030                612                   1,082            3,130
Other operating expense, net                           (1,377)              (936)                 (3,194)         (1,705)
-------------------------------------------------------------------------------------------------------------------------

Operating (loss) profit                           $      (347)              (324)                 (2,112)           1,425
-------------------------------------------------------------------------------------------------------------------------


Stawell Gold Mine:
   Mineral Ventures' 50%
     direct share:
     Ounces sold                                       11,176             10,775                  31,417           35,375
     Ounces produced                                   11,516             10,756                  31,782           34,738
   Average per ounce sold (US$):
     Realization                                  $       483 (b)            424                     426 (b)          415
     Cash cost                                            263                319                     318              288
-------------------------------------------------------------------------------------------------------------------------


(a) Excludes $30 and $97, and $924 and $2,343, of non-Stawell related cost of sales and selling, general and administrative expenses for the quarter and nine months ended September 30, 1997, respectively. Excludes $722 and $1,926 of non-Stawell related selling, general and administrative expenses for the quarter and nine months ended September 30, 1996, respectively. Such costs are reclassified to cost of sales and selling, general and administrative expenses in the Minerals Group income statement.

(b) Includes allocation of the proceeds from the liquidation of a gold forward sale hedge position in July 1997.

                                                  Pittston Minerals Group
                                                 STATEMENTS OF OPERATIONS
                                                        (Unaudited)


                                                                        Three Months                           Nine Months
(In thousands, except                                             Ended September 30                    Ended September 30
per share data)                                              1997               1996                1997              1996
--------------------------------------------------------------------------------------------------------------------------


Net sales                                            $    150,998            177,195             467,693          522,715
--------------------------------------------------------------------------------------------------------------------------------


Cost of sales                                             144,338            167,907             451,586          533,236
Restructuring and other credits,
   including litigation accrual                                 -                  -                   -          (37,758)
Selling, general and
   administrative expenses                                  7,768              8,275              22,484           27,332
--------------------------------------------------------------------------------------------------------------------------------

Total costs and expenses                                  152,106            176,182             474,070         522,810

Other operating income, net                                 1,902              1,812               7,349           11,298
--------------------------------------------------------------------------------------------------------------------------------


Operating profit                                              794              2,825                 972           11,203
Interest income                                               361                187                 978              507
Interest expense                                           (2,810)            (2,694)             (8,169)          (8,315)
Other income (expense), net                                     2               (449)               (900)          (1,339)
--------------------------------------------------------------------------------------------------------------------------------

(Loss) income before income taxes                          (1,653)              (131)             (7,119)          2,056
Credit for income taxes                                    (2,625)            (2,629)             (7,875)          (6,106)
--------------------------------------------------------------------------------------------------------------------------------

Net income                                                    972              2,498                 756            8,162
Preferred stock dividends, net                               (789)               146              (2,592)            (773)
--------------------------------------------------------------------------------------------------------------------------------

Net income (loss) attributed to
   common shares                                     $        183              2,644              (1,836)           7,389
--------------------------------------------------------------------------------------------------------------------------------


Net income (loss) per common share:
   Primary                                           $        .02                .33                (.23)             .94
   Fully diluted                                     $        .02  (a)           .25                (.23) (a)         .82
--------------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding:
   Primary                                                  8,096              7,926               8,055            7,872
   Fully diluted                                            9,899              9,819               9,885            9,920
--------------------------------------------------------------------------------------------------------------------------------



                                                    SEGMENT INFORMATION

Net sales:
   Coal Operations                                   $    145,616            172,603             454,282         507,967
   Mineral Ventures                                         5,382              4,592              13,411           14,748
--------------------------------------------------------------------------------------------------------------------------------

Net sales                                            $    150,998            177,195             467,693          522,715
-------------------------------------------------------------------------------------------------------------------


Operating profit (loss):
   Coal Operations                                   $      2,640              5,393               7,495           14,960
   Mineral Ventures                                          (347)              (324)             (2,112)           1,425
--------------------------------------------------------------------------------------------------------------------------------

Segment operating profit                                    2,293              5,069               5,383           16,385
General corporate expense                                  (1,499)            (2,244)             (4,411)         (5,182)
--------------------------------------------------------------------------------------------------------------------------------

Operating profit                                     $        794              2,825                 972           11,203
--------------------------------------------------------------------------------------------------------------------------------


See accompanying notes.

(a) Fully diluted net income per share is considered to be the same as primary since the effect of common stock equivalents and the assumed conversion of preferred stock was either antidilutive or insignificant.

                                                  Pittston Minerals Group
                                                 CONDENSED BALANCE SHEETS



                                                                                    September 30               December 31
(In thousands)                                                                              1997                      1996
---------------------------------------------------------------------------------------------------------------------------

                                                                                     (Unaudited)
Assets

Current assets:
Cash and cash equivalents                                                          $       3,924                    3,387
Accounts receivable, net of estimated
  amounts uncollectible                                                                   81,790                   88,552
Inventories and other current assets                                                     104,914                   67,691
---------------------------------------------------------------------------------------------------------------------------

Total current assets                                                                     190,628                  159,630

Property, plant and equipment, at cost, net
  of accumulated depreciation, depletion
  and amortization                                                                       174,481                  170,809
Coal supply contracts, net of amortization                                                44,457                   52,696
Intangibles, net of amortization                                                         108,846                  111,103
Other assets                                                                             201,960                  212,743
---------------------------------------------------------------------------------------------------------------------------


Total assets                                                                       $     720,372                  706,981
---------------------------------------------------------------------------------------------------------------------------


Liabilities and Shareholder's Equity

Current liabilities                                                                $     165,067                  184,725
Long-term debt, less current maturities                                                  176,442                 124,572
Postretirement benefits other than pensions                                              223,692                 219,717
Workers' compensation and other claims                                                    99,118                 105,837
Other liabilities                                                                         74,204                   83,790
---------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                        738,523                  718,641

Shareholder's equity                                                                     (18,151)                 (11,660)
---------------------------------------------------------------------------------------------------------------------------


Total liabilities and shareholder's equity                                         $     720,372                  706,981
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                                                  Pittston Minerals Group
                                                 STATEMENTS OF CASH FLOWS
                                                        (Unaudited)




                                                                                            Nine Months Ended September 30
(In thousands)                                                                                      1997              1996
---------------------------------------------------------------------------------------------------------------------------


Cash flows from operating activities:
Net income                                                                                   $       756            8,162
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Noncash charges and other write-offs                                                                -           29,948
   Depreciation, depletion and amortization                                                       28,043          27,674
   Provision for deferred income taxes                                                             5,137           15,130
   Other, net                                                                                     (2,222)          (1,986)
   Changes in operating  assets and  liabilities  net of effects of acquisitions and dispositions:
     Decrease in receivables                                                                       6,680            3,743
     (Increase) decrease in inventories and other current assets                                 (19,960)          5,287
     Increase (decrease) in current liabilities                                                    1,601          (12,570)
     Other, net                                                                                  (16,680)         (60,806)
---------------------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                                          3,355           14,582
---------------------------------------------------------------------------------------------------------------------------


Cash flows from investing activities:
Additions to property, plant and equipment                                                       (21,913)        (17,662)
Proceeds from disposal of property, plant
  and equipment                                                                                    3,612            3,390
Acquisitions and related contingent payments                                                        (791)           (746)
Other, net                                                                                          (850)           2,885
---------------------------------------------------------------------------------------------------------------------------

Net cash used by investing activities                                                            (19,942)         (12,133)
---------------------------------------------------------------------------------------------------------------------------


Cash flows from financing activities:
Additions to debt                                                                                 51,579           15,615
Reductions of debt                                                                                  (372)          (1,233)
Payments to - Burlington Group/Brink's Group                                                     (27,249)         (2,717)
Share and other equity activity                                                                   (6,834)         (14,582)
---------------------------------------------------------------------------------------------------------------------------

Net cash provided (used) by financing activities                                                  17,124          (2,917)
---------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in cash and cash equivalents                                                 537            (468)
Cash and cash equivalents at beginning of period                                                   3,387           4,999
---------------------------------------------------------------------------------------------------------------------------


Cash and cash equivalents at end of period                                                   $     3,924           4,531
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                      The Pittston Company and Subsidiaries
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                                                 Three Months                           Nine Months
(In thousands, except                                                      Ended September 30                    Ended September 30
per share amounts)                                                    1997               1996               1997              1996
-----------------------------------------------------------------------------------------------------------------------------------


Net sales                                                     $    150,998            177,195            467,693          522,715
Operating revenues                                                 719,503            605,199          2,010,638        1,747,973
-----------------------------------------------------------------------------------------------------------------------------------

Net sales and operating revenues                                   870,501            782,394          2,478,331        2,270,688
-----------------------------------------------------------------------------------------------------------------------------------


Cost of sales                                                      144,338            167,907            451,586          533,236
Operating expenses                                                 583,027            497,743          1,655,280        1,454,058
Restructuring and other credits,
   including litigation accrual                                          -                  -                  -           (37,758)
Selling, general and administrative
   expenses                                                         85,478             74,711            255,576          218,033
-----------------------------------------------------------------------------------------------------------------------------------

Total costs and expenses                                           812,843            740,361          2,362,442        2,167,569
-----------------------------------------------------------------------------------------------------------------------------------


Other operating income, net                                          2,898              3,684              9,349           13,742
-----------------------------------------------------------------------------------------------------------------------------------

Operating profit                                                    60,556             45,717            125,238          116,861

Interest income                                                      1,067                880              3,077             2,216
Interest expense                                                    (7,282)            (3,409)           (19,268)         (10,533)
Other expense, net                                                    (810)            (2,506)            (5,098)          (6,912)
-----------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                                          53,531             40,682            103,949          101,632
Provision for income taxes                                          17,194             11,638             31,608           28,542
-----------------------------------------------------------------------------------------------------------------------------------

Net income                                                          36,337             29,044             72,341           73,090
Preferred stock dividends, net                                        (789)               146             (2,592)            (773)
-----------------------------------------------------------------------------------------------------------------------------------

Net income attributed to common shares                        $     35,548             29,190             69,749           72,317
-----------------------------------------------------------------------------------------------------------------------------------


Pittston Brink's Group:
Net income attributed to common shares                        $     19,372             15,841             52,417           41,714
-----------------------------------------------------------------------------------------------------------------------------------


Net income per common share                                   $        .51                .41               1.37             1.09
-----------------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding                                   38,309             38,264             38,243           38,158
-----------------------------------------------------------------------------------------------------------------------------------


Pittston Burlington Group:
Net income attributed to common
   shares                                                     $     15,993             10,705             19,168            23,214
-----------------------------------------------------------------------------------------------------------------------------------


Net income per common share:
   Primary                                                    $        .82                .56                .99          1.21
   Fully diluted                                                       .79                .56  (a)           .95          1.21  (a)
-----------------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding:
   Primary                                                          19,470             19,283             19,449            19,161
   Fully diluted                                                    20,140             19,283             20,125           19,161
-----------------------------------------------------------------------------------------------------------------------------------


Pittston Minerals Group:
Net income (loss) attributed to common
   shares:                                                    $        183              2,644             (1,836)            7,389
-----------------------------------------------------------------------------------------------------------------------------------


Net income (loss) per common share:
   Primary                                                    $        .02                .33               (.23)              .94
   Fully diluted                                                       .02 (a)            .25               (.23)  (a)         .82
-----------------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding:
   Primary                                                           8,096              7,926              8,055             7,872
   Fully diluted                                                     9,899              9,819              9,885             9,920
-----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes.


(a) Fully diluted net income per share is considered to be the same as primary since the effect of common stock equivalents was either antidilutive or insignificant.

                      The Pittston Company and Subsidiaries
                      CONDENSED CONSOLIDATED BALANCE SHEETS



                                                                                             September 30               December 31
(In thousands)                                                                                       1997                      1996
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              (Unaudited)
Assets

Current assets:
Cash and cash equivalents                                                                $         59,992                   41,217
Accounts receivable, net of estimated amounts uncollectible                                       550,132                  475,859
Inventories and other current assets                                                              144,798                  121,338
------------------------------------------------------------------------------------------------------------------------------------

Total current assets                                                                              754,922                   638,414

Property, plant and equipment, at cost, net of accumulated
   depreciation, depletion and amortization                                                       636,289                  540,851
Intangibles, net of amortization                                                                  302,937                  317,062
Other assets                                                                                      321,899                   336,276
------------------------------------------------------------------------------------------------------------------------------------


Total assets                                                                             $      2,016,047                 1,832,603
------------------------------------------------------------------------------------------------------------------------------------


Liabilities and Shareholders' Equity

Current liabilities                                                                      $        622,285                   588,691
Long-term debt, less current maturities                                                           269,146                  158,837
Postretirement benefits other than pensions                                                       231,211                  226,697
Workers' compensation and other claims                                                            110,515                  116,893
Other liabilities                                                                                 129,542                   134,778
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                               1,362,699                 1,225,896

Shareholders' equity                                                                              653,348                   606,707
------------------------------------------------------------------------------------------------------------------------------------


Total liabilities and shareholders' equity                                               $      2,016,047                1,832,603
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                      The Pittston Company and Subsidiaries
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)



                                                                                                     Nine Months Ended September 30
(In thousands)                                                                                                1997             1996
------------------------------------------------------------------------------------------------------------------------------------


Cash flows from operating activities:
Net income                                                                                           $      72,341          73,090
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Noncash charges and other write-offs                                                                          -         29,948
   Depreciation, depletion and amortization                                                                 96,467         83,315
   Provision for aircraft heavy maintenance                                                                 25,009         23,980
   Provision for deferred income taxes                                                                       5,306         10,496
   Other, net                                                                                               18,743          10,393
   Changes in operating  assets and  liabilities  net of effects of acquisitions and dispositions:
     Increase in receivables                                                                               (58,484)        (20,199)
     (Increase) decrease in inventories and other current assets                                           (20,516)         3,894
     Increase (decrease) in current liabilities                                                             16,389        (22,851)
     Other, net                                                                                            (19,276)        (66,380)
------------------------------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                                                  135,979        125,686
------------------------------------------------------------------------------------------------------------------------------------


Cash flows from investing activities:
Additions to property, plant and equipment                                                                (133,911)      (116,294)
Proceeds from disposal of property, plant and equipment                                                      5,455         11,732
Aircraft heavy maintenance                                                                                 (24,790)       (15,215)
Acquisitions and related contingent payments,
   net of cash acquired                                                                                    (65,271)           (971)
Other, net                                                                                                   8,925           6,519
------------------------------------------------------------------------------------------------------------------------------------

Net cash used by investing activities                                                                     (209,592)      (114,229)
------------------------------------------------------------------------------------------------------------------------------------


Cash flows from financing activities:
Additions to debt                                                                                          134,137          20,375
Reductions of debt                                                                                         (21,090)         (9,510)
Share and other equity activity                                                                            (20,659)       (20,522)
------------------------------------------------------------------------------------------------------------------------------------

Net cash provided (used) by financing activities                                                            92,388         (9,657)
------------------------------------------------------------------------------------------------------------------------------------


Net increase in cash and cash equivalents                                                                   18,775          1,800
Cash and cash equivalents at beginning of period                                                            41,217         52,823
------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of period                                                           $      59,992         54,623
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                      The Pittston Company and Subsidiaries
                             Pittston Minerals Group
                         NOTES TO FINANCIAL INFORMATION



(1)  The Pittston  Company (the  "Company")  has three  classes of common stock:
     Pittston Brink's Group Common Stock ("Brink's Stock"), Pittston Burlington Group Common Stock ("Burlington Stock") and Pittston Minerals Group Common Stock ("Minerals Stock"), which were designed to provide shareholders with separate securities reflecting the performance of the Pittston Brink's Group (the "Brink's Group"), Pittston Burlington Group (the "Burlington Group") and Pittston Minerals Group (the "Minerals Group"), respectively, without diminishing the benefits of remaining a single corporation or precluding future transactions affecting any of the Groups.

     The financial information for the Minerals Group includes the results of the Coal and Minerals Ventures operations of the Company. It is prepared using the amounts included in the Company's consolidated financial statements. Accordingly, the Company's consolidated financial statements must be read in connection with the Minerals Group's financial data.

(2) In 1988, the trustees of certain pension and benefit trust funds (the "Trust Funds") established under collective bargaining agreements with the United Mine Workers of America ("UMWA") brought an action (the "Evergreen Case") against the Company and a number of its coal subsidiaries, claiming that the defendants were obligated to contribute to such Trust Funds in accordance with the provisions of the 1988 and subsequent National
     Bituminous Coal Wage Agreements, to which neither the Company nor any of its subsidiaries were a signatory. In 1993, the Company recognized in its consolidated financial statements the potential liability that might have resulted from an ultimate adverse judgement in the Evergreen Case.

     In March 1996, a settlement was reached in the Evergreen Case. Under the terms of the settlement, the coal subsidiaries which had been signatories to earlier National Bituminous Coal Wage Agreements agreed to make various lump sum payments in full satisfaction of all amounts allegedly due to the Trust Funds through January 31, 1996, to be paid over time as follows: approximately $25.8 million upon dismissal of the Evergreen Case and the remainder of $24 million in installments of $7.0 million in 1996 and $8.5 million in each of 1997 and 1998. The first payment was entirely funded through an escrow account previously established by the Company. The second payment of $7.0 million was paid in 1996 and was funded from cash provided by operating activities. The third payment of $8.5 million was paid in August, 1997 and was funded from cash provided by operating activities. In addition, the coal subsidiaries agreed to future participation in the UMWA 1974 Pension Plan.

     As a result of the settlement of the Evergreen Case at an amount lower than previously accrued, the Company recorded a pretax gain of $35.7 million ($23.2 million after tax) in the first quarter of 1996 in its consolidated financial statements and the financial statements of the Minerals Group.

(3) In 1996, the Company implemented a new accounting standard, Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of". SFAS No. 121 requires companies to review assets for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 resulted in a pretax charge to earnings in the first quarter of 1996 for the Minerals Group's Coal Operations of $29.9 million ($19.5 million after tax), of which $26.3 million was included in cost of sales and $3.6 million was included in selling, general and administrative expenses. Assets for which the impairment loss was recognized consisted of property, plant and equipment, advanced royalties and goodwill.

(4) During the three months ended September 30, 1997 and 1996, the Company purchased no shares of Brink's Stock; 200,200 shares (at a cost of $4.8 million) and 15,300 shares (at a cost of $0.3 million), respectively, of Burlington Stock; and no shares of Minerals Stock under the share repurchase program authorized by the Board of Directors of the Company (the "Board"). During the nine months ended September 30, 1997 and 1996, the Company purchased 166,000 shares (at a cost of $4.3 million) and no shares, respectively, of Brink's Stock; 332,300 shares (at a cost of $7.4 million) and 20,300 shares (at a cost of $0.4 million), respectively, of Burlington Stock; and no shares of Minerals Stock under the share repurchase program.

(5) During the quarter and nine months ended September 30, 1997, the Company purchased 1,515 shares (at a cost of $0.6 million) of its Series C Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock"). During the quarter and nine months ended September 30, 1996, the Company purchased 10,320 shares (at a cost of $3.9 million) and 20,920 shares (at a cost of $7.9 million) of the Convertible Preferred Stock, respectively. Preferred dividends included on the Company's Statement of Operations for the quarter and nine months ended September 30, 1997 are net of $0.1 million, which is the excess of the carrying amount of the Convertible Preferred Stock over the cash paid to holders of the stock.

(6) Certain prior period amounts have been reclassified to conform to the current period's financial statement presentation.

(7) Financial information for the Brink's Group, which includes the results of the Company's Brink's, Incorporated and Brink's Home Security, Inc. businesses, and the Burlington Group, which includes the results of the Company's BAX Global Inc. business, is available upon request.